Exhibit 99.1

FBR 2009 Fall Investor Conference December 1 - 2, 2009 New York, New York

December 1 and 2, 2009 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

 3 NASDAQ Symbol PACW Fully Diluted Shares 35.0 Million* Market Capitalization $614.8 Million ** Average Volume 354,498 shares per day ** Dividends Per Share $0.04 per year (0.22% yield) ** (Annualized) Analyst Coverage Credit Suisse FIG Partners Fox-Pitt, Kelton Friedman Billings Ramsey JMP Securities Keefe, Bruyette & Woods, Inc. Noble Financial Stern Agee & Leach, Inc. * Common and unvested restricted shares less treasury shares as of 9/30/09 ** As of November 24, 2009 Stock Summary December 1 and 2, 2009

4 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value December 1 and 2, 2009

 5 Source: Company Filings * See “Non-GAAP Measurements” slide. Commercial Banking Focus in Southern California $5.5 Billion in Assets at September 30, 2009 68 Full-Service Offices: 65 in Southern California and 3 in the Bay Area Acquisitions PACW Has Made 21 Bank and Finance Company Acquisitions, Including 2 FDIC-Assisted Deals Acquisitions Augment Organic Growth Strong Tangible Capital Levels * For the Company at 9/30/09 $481.9 Million * ($517.5 million for GAAP) $13.76 Per Share * ($14.78 for GAAP) 8.85% of Tangible Assets * (9.45% for GAAP) For the Bank at 9/30/09 $557.5 Million * ($593.2 million for GAAP) 10.26% of Tangible Assets * (10.85% for GAAP) Operating Statistics For the month of September 2009 NIM – 4.79% Loan yield – 6.45% Deposit cost – 0.89% Efficiency Ratio for Third Quarter 2009 – 37.1% Legacy Non-Covered NPA Ratio at September 30, 2009 – 6.03% Credit Loss Allowance to Net Legacy Non-Covered Loans at September 30, 2009 – 3.15% Overview December 1 and 2, 2009

6 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value December 1 and 2, 2009

 7 Operating Principles Manage for Profitability, Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include Strong Net Interest Margin Controlled Operating Expenses December 1 and 2, 2009

8 2010 Objectives Continued Focus on Credit Serve the Best and Largest Customers Grow DDA Balances Maintain Net Interest Margin FDIC-Assisted Acquisitions December 1 and 2, 2009

9 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value December 1 and 2, 2009

 10 Non-Covered Real Estate Mortgage Exposure December 1 and 2, 2009 Loan Category Balance Number of Loans Average Loan Balance Commercial real estate mortgage: Owner-occupied $ 383,213 439 $ 873 Retail 478,566 236 2,028 Office buildings 375,977 288 1,305 Industrial/warehouse 359,197 391 919 Hotels and other hospitality 278,489 68 4,095 Other 382,475 189 2,024 Total commercial real estate mortgage 2,257,917 1,611 1,402 Residential real estate mortgage: Multi-family 107,842 93 1,160 Single family owner-occupied 92,227 475 194 Single family nonowner-occupied 42,534 25 1,701 Total residential real estate mortgage 242,603 593 409 Total real estate mortgage $ 2,500,520 2,204 1,135 At September 30, 2009 (Dollars in thousands)

 11 Non-Covered Non-Owner Occupied Residential Construction Exposure December 1 and 2, 2009 Loan Category Balance Average loan balance Balance Average loan balance Residential land acquisition and development 60,651 $ 18 $3,370 53,552 $ 19 $2,819 Residential nonowner-occupied single family 52,204 21 2,486 66,320 24 2,763 Unimproved residential land 39,748 13 3,058 48,169 12 4,014 Residential multifamily 35,423 8 4,428 40,798 8 5,100 188,026 $ 60 $3,134 208,839 $ 63 $3,315 (Dollars in thousands) As of September 30, 2009 Number of loans Number of loans As of June 30, 2009

 12 Non-Covered Nonaccrual and Past Due Loans December 1 and 2, 2009 September 30, June 30, 2009 2009 Loan category % of Cat Balance % of Cat Balance Balance Balance SBA 504 22.0% 26,945 $ 5.3% 6,497 $ 1,112 $ 14,821 $ SBA 7(a) and Express 24.6% 9,929 24.6% 10,028 32 529 Residential construction 33.0% 38,709 35.6% 49,071 - 2,606 Commercial real estate 2.7% 58,432 1.0% 21,029 6,234 7,087 Commercial construction 6.6% 14,713 3.4% 8,606 2,770 1,170 Commercial 0.5% 3,952 3.0% 21,760 3,237 1,199 Commercial land 1.6% 898 1.4% 1,058 8,592 - Residential other 17.0% 20,795 16.0% 20,504 1,092 101 Residential land 20.7% 17,219 23.4% 17,940 308 - Residential multifamily 1.8% 1,795 0.3% 301 1,292 - Other, including foreign 0.3% 231 0.2% 123 243 40 5.1% 193,618 $ 4.0% 156,917 $ 24,912 $ 27,553 $ (1) Excludes covered loans acquired in the Affinity acquisition. (Dollars in thousands) Nonaccrual loans (1) June 30, 2009 Accruing and over 30 days past due (1) September 30, 2009

 13 Non-Covered Other Real Estate Owned December 1 and 2, 2009 Property Type September 30, 2009 June 30, 2009 Improved residential land $ 3,009 $ 2,611 Commercial real estate 27,863 28,022 Residential condominiums 2,418 2,418 Single family residence 5,920 13,532 Total $ 39,210 $ 46,583 Balance as of (Dollars in thousands)

 14 Non-Covered Loan Charge-Off History Source: Company Filings December 1 and 2, 2009 0.08% 0.29% 0.03% 0.00% 0.24% -0.11% 0.25% -0.03% -0.05% -0.05% 0.21% 0.08% -0.01% 0.10% 0.00% 0.07% 0.02% 0.01% -0.19% 0.07% 1.82% 0.50% 0.76% 0.76% 0.63% 1.85% 3.17% 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 1Q09 3Q09 Net Charge-Offs to Average Non-Covered Loans

15 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value December 1 and 2, 2009

 16 Non Interest-Bearing Deposits to Total Deposits at Period End * Excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL Data Source * December 1 and 2, 2009 31% 42% 46% 49% 38% 35% 43% 37% 34% 21% 24% 24% 23% 23% 22% 22% 22% 22% 2001 2002 2003 2004 2005 2006 2007 2008 Q3 2009 PACW CA Peers

 17 Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end. Source: Company Filings and SNL Data Source Strong Net Interest Margin Versus Peers December 1 and 2, 2009 4.73% 5.24% 5.58% 6.37% 5.41% 5.32% 6.67% 6.34% 5.30% 3.69% 4.00% 3.96% 3.90% 4.19% 3.91% 3.82% 3.64% 3.79% 2001 2002 2003 2004 2005 2006 2007 2008 Q3 2009 PACW Peers

18 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value December 1 and 2, 2009

 19 * - The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. Source: Company Filings Average Branch Size Source: Company Filings and SNL Data Source Focus and Execution Drive Efficiency December 1 and 2, 2009 70% 66% 55% 57% 50% 47% 48% 59% 37% 2001 2002 2003 2004 2005 2006 2007 2008* Q3 2009 Efficiency Ratios $45 $51 $59 $61 $56 $55 $54 $56 $59 Average Branch Size ($ - M) 2001 2002 2003 2004 2005 2006 2007 2008 Q3 2009

20 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value December 1 and 2, 2009

 21 Acquisition Strategy Banks Similar Strategic Focus In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement FDIC-Assisted Transactions Strategic vs. Financial Deposit Structure Proximity to Existing Offices New Customer Relationships December 1 and 2, 2009

22 The Affinity Acquisition Closed on August 28, 2009 Systems Conversion on December 5, 2009 Added $1.2 Billion in Assets and 10 Offices $753.8 Million of Assets are Covered by Loss Sharing with the FDIC FDIC Absorbs 80% of Losses on the First $234 million and 95% of Losses Exceeding $234 million Increased Capital by $38.9 Million Immediately Accretive December 1 and 2, 2009

 23 Source: Company Filings December 1 and 2, 2009 Affinity Acquisition - Net Assets Acquired Assets Cash and cash equivalents 251,679 $ Investments: Covered by loss-sharing 55,271 Not covered by loss-sharing 120,130 Loans covered by loss-sharing 675,616 Other real estate owned covered by loss-sharing 22,897 Core deposit intangible 2,812 FDIC loss sharing receivable 107,718 Other assets 9,282 Total assets acquired 1,245,405 Liabilities Deposits 868,176 Securities sold under repurchase agreements 16,310 FHLB borrowings 289,492 Other liabilities 32,573 Total liabilities 1,206,551 Net assets acquired – Increase in capital 38,854 $ August 28, 2009 (In thousands)

 24 Source: Company Filings December 1 and 2, 2009 Affinity Acquisition – Loans Acquired Commercial and industrial 622 $ 11,565 $ 12,187 $ Healthcare related 9,667 45,463 55,130 Construction: Commercial 26,922 - 26,922 Residential 85,097 - 85,097 Acquisition and development: Residential acquisition and development 33,686 - 33,686 Multifamily acquisition and development 12,816 - 12,816 Commercial real estate 100,312 179,890 280,202 Multifamily 97,834 185,509 283,343 Residential, Home equity credit lines & Consumer 654 23,883 24,537 Total loans 367,610 446,310 813,920 Total discount resulting from acquisition date fair value adjustments (94,442) (43,862) (138,304) Net loans 273,168 $ 402,448 $ 675,616 $ (Dollars in thousands) Credit- impaired loans Other loans Total

 25 Source: Company Filings December 1 and 2, 2009 Affinity’s Contribution to Net Earnings for September was $1.2 Million Interest income 6,041 $ Interest expense 1,491 Net interest income 4,550 Noninterest income 71 Noninterest expense Compensation 988 Occupancy 413 Data processing 121 Insurance and assessments 113 Intangible asset amortization 234 Other professional services 450 Other 165 Total noninterest expense 2,484 Income taxes 897 Net earnings 1,240 $ September 30, 2009 (In thousands)

26 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value December 1 and 2, 2009

27 Stock Performance vs. Indices Data Through 11/24/09 December 1 and 2, 2009 0 100 200 300 400 500 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 Jun-08 Jun-09 PacWest KBW Bank Index S&P 500

 28 Source: Company Filings December 1 and 2, 2009 Regulatory Capital Tier 1 leverage capital ratio 5.00% 11.70% 12.67% Tier 1 risk-based capital ratio 6.00% 13.25% 14.34% Total risk-based capital 10.00% 14.52% 15.61% Tangible common equity ratio N/A 10.26% 8.85% Company Consolidated Actual Well Capitalized Pacific Western Minimum Regulatory Requirements

 29 Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios December 1 and 2, 2009

 30 Non-GAAP Measurements Source: Company Filings December 1 and 2, 2009 September 30, June 30, September 30, In thousands, except per share data and percentages 2009 2009 2008 End of period assets 5,479,598 $ 4,476,236 $ 4,363,217 $ Intangibles 35,651 35,417 36,497 End of period tangible assets 5,443,947 $ 4,440,819 $ 4,326,720 $ End of period equity 517,549 $ 464,097 $ 376,287 $ Intangibles 35,651 35,417 36,497 End of period tangible equity 481,898 $ 428,680 $ 339,790 $ Equity to assets ratio 9.45% 10.37% 8.62% Tangible common equity ratio 8.85% 9.65% 7.85% Pacific Western Bank End of period assets 5,469,398 $ 4,468,870 $ 4,352,569 $ Intangibles 35,651 35,417 36,497 End of period tangible assets 5,433,747 $ 4,433,453 $ 4,316,072 $ End of period equity 593,199 $ 510,086 $ 481,541 $ Intangibles 35,651 35,417 36,497 End of period tangible equity 557,548 $ 474,669 $ 445,044 $ Equity-to-assets 10.85% 11.41% 11.06% Tangible common equity ratio 10.26% 10.71% 10.31% Quarter Ended

31 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Strong Franchise Value December 1 and 2, 2009

 32 Strong Franchise Value * Source: SNL Data Source 8th Largest Publicly Traded CA Bank* Largest Independent Bank in San Diego County California Footprint with Significant Concentration in Southern California 68 Branches: 65 in Southern California and 3 in the Bay Area Strong Capital Base Low Cost of Deposits High Net Interest Margin Profitability Solid Credit Quality December 1 and 2, 2009

FBR 2009 Fall Investor Conference 33 Attractive Southern California Footprint December 1 and 2, 2009

PacWest Bancorp 10250 Constellation Boulevard Los Angeles, California 90067 Matt Wagner, CEO Vic Santoro, CFO 310.728.1020 310.728.1021